Exhibit 99.1

VirnetX Awarded Coveted GSA Schedule Contract

Contract Expands Federal Access to Secure Communications and Zero-Trust Cybersecurity Solutions

ZEPHYR COVE, Nev. – October 16, 2025 – VirnetX Holding Corporation (Nasdaq: VHC), a global leader in secure communications and zero-trust cybersecurity solutions, today announced that it has been officially awarded a General Services Administration Multiple Award Schedule contract (the “GSA Schedule”). This designation makes VirnetX an approved technology provider for federal, state, and local government agencies seeking mission-critical cybersecurity, secure communications, and digital-engineering capabilities under pre-negotiated terms and pricing.

The GSA Schedule is a long-term government-wide contract vehicle that simplifies procurement for U.S. agencies, offering streamlined access to innovative, compliant, and cost-effective technologies. VirnetX’s inclusion on the GSA Schedule reflects the company’s demonstrated track record of innovation, security, and compliance excellence, positioning it to collaborate on defense initiatives, bid on government contracts and support the Department of War, intelligence community, and other government agencies in advancing resilient, zero-trust mission environments.

The award marks another milestone in VirnetX’s strategic evolution toward government and defense partnerships, building upon its recent security accreditations and expansion into its Digital Engineering and Cyber Threat Intelligence services. Through its GSA Schedule contract, VirnetX will deliver its federal customers enhanced access to its patented technologies, including the VirnetX Matrix® and War Room® platforms, which are designed to secure real-time communications, collaboration, and command and control networks across multi-domain environments.

“Being awarded a GSA Schedule contract is a major step forward for VirnetX,” said Kendall Larsen, CEO and President of VirnetX. “It validates our commitment to delivering trusted, cybersecurity solutions to government agencies seeking unbreachable, managed attribution technology. This achievement expands our ability to rapidly support the government’s digital modernization efforts, from secure communications to battle management solutions that help protect critical infrastructure and national interests.”

About VirnetX

VirnetX Holding Corporation is an Internet security software and technology company specializing in patented Zero Trust Network Access (“ZTNA”) for secure network communications. The company’s solutions, including its Secure Domain Name Registry and its flagship platform, VirnetX One™, and products like War Room™ and VirnetX Matrix™, are designed to be device and location independent and enable secure, real-time communication environments for U.S. defense, intelligence, and government agencies, as well as enterprise applications and critical infrastructure. The company also offers Digital Engineering services that align with defense strategies, including its comprehensive Cyber Threat Intelligence and assessment services and Model-Based System Engineering processes. For more information, please visit www.virnetx.com.

Special Note Regarding Forward-Looking Statements

This press release should be read in conjunction with our filings with the Securities and Exchange Commission.  Statements herein may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

These forward-looking statements are based upon our current expectations, estimates, assumptions, and beliefs concerning future events and conditions and may discuss, among other things, expectations regarding our expansion in the defense sector and becoming a dedicated partner of the U.S. Department of War and intelligence communities, the impact of receiving government certifications, as well as our opportunities to participate in classified projects, collaborate on defense initiatives and bid on governments contracts. Any statement that is not historical in nature is a forward- looking statement and may be identified by the use of words and phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result in,” and similar expressions. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are necessarily subject to risks, uncertainties, and other factors, many of which are outside our control, and could cause actual results to differ materially from such statements and from our historical results and experience. These risks, uncertainties and other factors include, but are not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K, filed on March 17, 2025. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Contact:

Investor Relations

VirnetX Holding Corporation

415.505.0456

ir@virnetx.com